Consolidated Statements of Operations - USD ($)	3 Months Ended
	Jun. 30, 2020	Jun. 30, 2019
Revenue
Mobile	$ 11,539	$ 24,877
Total revenue	11,539	24,877
Operating expenses
Cost of revenue		330
Selling, general and administrative	92,448	101,633
Research and development	5,416	4,233
Total operating expenses	97,864	106,196
Income (loss) from operations	(86,325)	(81,319)
Other income (expense):
Gain on disposition of assets	(258,492)
Other expense	(607)
Interest income , net	29	3,758
Total other income	$ (259,070)	$ 3,758
Net income	$ (345,395)	$ (77,561)
Basic and diluted income per share	$ (0.050)	$ (0.013)
Weighted average number of shares outstanding	8,136,348	8,136,348